                                                                     EXHIBIT 4.1

NUMBER                                                       SHARES

KTI                             KABIRA
                            TECHNOLOGIES, INC.

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
   THIS CERTIFICATE IS             INCORPORATED UNDER THE LAWS OF              SEE REVERSE  FOR CERTAIN DEFINITIONS
TRANSFERABLE IN CANTON, MA             THE STATE OF DELAWARE                            CUSIP  48282P 10 2
    OR NEW YORK, NY
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This certifies that

is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

                           KABIRA TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

[SIGNATURE]               [SEAL]                       [SIGNATURE]

SECRETARY                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

   EQUISERVE TRUST COMPANY, N.A.

                          TRANSFER AGENT
                           AND REGISTRANT

BY    [SIGNATURE]

                 AUTHORIZED SIGNATURE
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                           KABIRA TECHNOLOGIES, INC.

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

UNIF GIFT MIN ACT -- --------------------- Custodian ------------------------
                           (Cust)                              (Minor)

                     under Uniform Gifts to Minors

                     Act ----------------------------------------------------
                                          (State)

UNIF TRF MIN ACT  -- --------------- Custodian until age --------------------
                        (Cust)

                     ----------------- under Uniform Transferee
                         (Minor)

                     to Minors Act ------------------------------------------
                                             (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, ---------------------------------- hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

/                                       /

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------------------

   X
        -------------------------------------------------------------------

   X
        -------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  ------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKER, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.